UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2004

THE OHIO ART COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-4479	34-4319140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 111, Bryan, OH	43506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (419) 636-3141

Item 2.02.  Results of Operations and Financial Condition.

The Ohio Art Company today issued a press release announcing operating results for the three and six months ended July 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Exhibits

99.1                           Press release dated September 2, 2004, regarding operating results for the first half of fiscal 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE OHIO ART COMPANY

	By:	/s/ Jerry D. Kneipp
Name: Jerry D. Kneipp
Date: September 2, 2004		Title: Chief Financial Officer